Exhibit 10.1
GRI BIO, INC.
AMENDMENT NO. 1 TO AT THE MARKET OFFERING AGREEMENT
January 29, 2026
H.C. Wainwright & Co., LLC
430 Park Avenue
New York, NY 10022
Ladies and Gentlemen:
Reference is made to the At the Market Offering Agreement, dated May 20, 2024 (the “Sales Agreement”), by and between GRI Bio, Inc., a Delaware corporation (the “Company”), and H.C. Wainwright & Co., LLC (the “Manager”). Capitalized terms used herein but not otherwise defined are used herein as defined in the Sales Agreement.
The Company and the Manager (collectively, the “Parties”) wish to amend the Agreement, effective as of January 28, 2026, pursuant to Section 14 of the Sales Agreement, on the terms and conditions set forth in this letter (this “Amendment”). Therefore, for and in consideration of the mutual covenants and agreements herein contained, and contained in the Sales Agreement, the Company, on the one hand, and the Manager, on the other hand, the Parties therefore hereby agree as follows:
1. Sale and Delivery of Shares. The first paragraph of Section 2 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Sale and Delivery of Shares. The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, from time to time during the term of this Agreement and on the terms set forth herein, up to such number of shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (“Common Stock”), that does not exceed (a) the number or dollar amount of shares of Common Stock registered on the Prospectus Supplement, pursuant to which the offering is being made, (b) the number of authorized but unissued shares of Common Stock (less the number of shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), and (c) the number or dollar amount of shares of Common Stock that would cause the Company or the offering of the Shares to not satisfy the eligibility and transaction requirements for use of Form S-3, including, if applicable, General Instruction I.B.6 of Registration Statement on Form S-3 (the lesser of (a), (b) and (c), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 2 on the number and aggregate sales price of Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that the Manager shall have no obligation in connection with such compliance.”
2. Governing Law. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING APPLICABLE LAW AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 15 AND 16 OF THE SALES AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

3. Counterparts. This Amendment may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement, which may be delivered by facsimile or in .pdf file via e-mail.
4. Agreement Remains in Effect. Except as provided herein, all provisions, terms and conditions of the Sales Agreement shall remain in full force and effect. As amended hereby, the Sales Agreement is ratified and confirmed in all respects. On and after the date of this Amendment, each reference in the Sales Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Sales Agreement as amended by this Amendment.
(Signature page follows.)

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof; whereupon this instrument, along with all counterparts, will become a binding agreement by the Company and the Manager in accordance with its terms.

Very truly yours,

GRI BIO, INC.

By:	/s/ W. Marc Hertz, Ph.D.
Name: W. Marc Hertz, Ph.D.
Title: Chief Executive Officer

The foregoing Amendment No. 1 to the Sales Agreement is hereby confirmed and accepted as of the date first written above.

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Edward Silvera
Name: Edward Silvera
Title: Co-Chief Executive Officer